Note 18 - Intangible assets - (Details)	12 Months Ended
Dec. 31, 2017
Intangible Assets and Goodwill Abstract
Information For Individual Asset Or Cash generating Unit With Significant Amount Of Goodwill Or Intangible Assets With Indefinite Useful Lives

As described in Note 2.2.8, the cash-generating units (CGUs) to which goodwill has been allocated are periodically tested for impairment by including the allocated goodwill in their carrying amount. This analysis is performed at least annually and whenever there is any indication of impairment.

Both the CGU’s fair values and the fair values assigned to its assets and liabilities had been based on the estimates and assumptions that the Group’s Management has deemed most likely given the circumstances. However, some changes to the valuation assumptions used could result in differences in the impairment test result.